Cash and cash equivalents	12 Months Ended
Dec. 31, 2025
Cash and cash equivalents [abstract]
Cash and cash equivalents
5.20 Cash and cash equivalents
Cash includes cash at bank, cash in hand, and deposits held at call with banks. Cash equivalents include short-term bank deposits and medium-term investments with a maximum maturity of three months that can be assigned or sold on very short notice and are subject to insignificant risk of changes in value in response to fluctuations in interest rates.

	Year ended December 31
in € thousand	2025	2024
Cash in hand	—	1
Cash at bank	109,650	168,269
CASH AND CASH EQUIVALENTS	109,650	168,271
As at December 31, 2025, and December 31, 2024, the Group had no restricted cash. In 2025, the decrease in cash and cash equivalents was due to usage for operative activities.